Household Finance Corporation
HRSI Funding                                                          Aug-96
Household Private Label Credit Card Master Trust II, Series 1994-1 20-Sep-96


*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                                8.001%
   Annualized Gross Cash Yield                                                                21.519%
   Annualized Default Rate                                                                     5.011%
   Annualized Portfolio Yield                                                                 16.508%

Delinquency status of accounts:  (gross over gross)
   30 - 59 days (Del Stat 1) ($)                                                       61,709,543.63
   30 - 59 days (Del Stat 1) (%)                                                                4.17%
   60 - 89 days (Del Stat 2) ($)                                                       27,403,078.20
   60 - 89 days (Del Stat 2) (%)                                                                1.85%
   90+ days (Del Stat 3+)($)                                                           87,507,538.76
   90+ days (Del Stat 3+)(%)                                                                    5.91%
        Total ($)                                                                     176,620,160.59
        Total (%)                                                                              11.93%

Collections
   Principal (discount applied)                                                        88,866,275.00
   Finance Charge & Fees (discount applied)                                            24,558,428.62
   Other                                                                                        0.00
   Allocated Recoveries                                                                   862,174.52
   Total                                                                              114,286,878.14

Aggregate Principal Shortfalls for Group 1                                                      0.00

Adjustment Payments                                                                             0.00
Transfer Deposit Amount                                                                         0.00

Charge-Off Activity
   Defaulted Receivables                                                                5,920,019.35
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                   0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                   0.00
   Defaulted Amount                                                                     5,920,019.35

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                      4,985,837.96
Investor Defaulted Amount                                                               1,201,251.32
Series Adjusted Portfolio Yield                                                               15.789%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                               79.2967033%
Fixed Class A Invested Percentage                                                         82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]                                        1,221,458.33
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                        0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                             0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                     0.00
Class A Investor Default Amount                                                           952,552.70
Allocable Servicing Fee (Due) [Section 3]                                                 479,403.41
Previously unpaid Allocable Servicing Fee                                                       0.00

Class A Required Amount [Section 4.10 (a)]                                                      0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                          0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                  0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                  0.00
     Total ("Funded Class A Required Amount")                                                   0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                       3,953,605.13
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                               1,300,190.69
Funded Class A Required Amount                                                                  0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4           0.00
Total Available for Class A Invested Percentage Allocations                             2,653,414.44

Class A Monthly Interest (Paid)                                                         1,221,458.33
Overdue Class A Monthly Interest (Paid)                                                         0.00
Class A Additional Interest (Paid)                                                              0.00
Overdue Class A Additional Interest (Paid)                                                      0.00
Reimb. of Class A Investor Default Amount (Paid)                                          952,552.70
Allocable Servicing Fee (Paid)                                                            479,403.41
Previously unpaid Allocable Servicing Fee (Paid)                                                0.00

Class A Interest Shortfall                                                                      0.00
Class A Additional Interest Shortfall                                                           0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                                8.7032967%
Fixed Class B Invested Percentage                                                          6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]                                          141,562.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                        0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                             0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                     0.00
Class B Investor Default Amount                                                           104,548.47

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest                                 0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                             0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                   0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amo           0.00
     Total Funded                                                                               0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                       104,548.47
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                   0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amo           0.00
     Total Funded                                                                         104,548.47

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                         433,932.27
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                 292,369.77
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:                                0.00
Funded Class B Default Amount                                                             104,548.47
Total Available for Class B Floating Allocations                                          246,110.97

Class B Monthly Interest (Paid)                                                           141,562.50
Overdue Class B Monthly Interest (Paid)                                                         0.00
Class B Additional Interest (Paid)                                                              0.00
Overdue Class B Additional Interest (Paid)                                                      0.00
Reimbursement Class B Investor Default Amount (Paid)                                      104,548.47

Class B Interest Shortfall                                                                      0.00
Class B Addtional Interest Shortfall                                                            0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                            12.0000000%
Fixed Collateral Invested Percentage                                                      12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                       171,971.47
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                     0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                          0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                  0.00
Collateral Investor Default Amount                                                        144,150.16

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]                    598,300.56
Amount that constitutes Excess FC&A [Section 4.11(b-1)]                                   598,300.56
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount [Section 4.13     144,150.16
Total Available for Collateral Invested Percentage Allocations                            144,150.16

Collateral Monthly Interest (Paid)                                                        171,971.47
Overdue Collateral Monthly Interest (Paid)                                                      0.00
Collateral Additional Interest (Paid)                                                           0.00
Overdue Collateral Additional Interest (Paid)                                                   0.00
Reimbursement of Collateral Default Amount (Paid)                                         144,150.16

Collateral Interest Shortfall                                                                   0.00
Collateral Additional Interest Shortfall                                                        0.00

Series 1994-1 Monthly Interest
    Collateral Rate Cap                                                                    6.4375000%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)                             171,971.47
    Series 1994-1 Monthly Interest                                                      1,534,992.30

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                             1,300,190.69
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                               292,369.77
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]                     598,300.56
         Total                                                                          2,190,861.02
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                      0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                       0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]               104,548.47
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                 0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]                            171,971.47
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(g           0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]                     144,150.16
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(i)]              0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                                  0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]                    1,770,190.92

Subordinated Principal Collections [Section 4.15]                                       4,867,053.65
   Allocated to Class A Required Amount [Section 4.15(a)]                                       0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                     0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount                                                      0.00
    Accumulation Period Amount                                                       N/A
    Accumulation Period Length                                                       N/A
         Accumulation Period?                                                        NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test                          Not Triggered
   Other Amortization Events                                                         Not Triggered
Transaction Period                                                                   CONT. AMORT.

Principal Allocation Percentage                                                           52.9077931%

Available Investor Principal Collections
     Investor Principal Collections                                                    21,744,662.55
     Subordinated Principal Collections                                                         0.00
     Series Allocable Miscellaneous Payments                                                    0.00
     Series 1994-1 Excess Principal Collections                                         7,374,655.63
     [Subordinated Series Reallocated Principal Collections]                                    0.00
  Available Investor Principal Collections                                             29,119,318.18

Collateral Principal Collections                                                        2,965,181.26

Class A Controlled Amortization Amount                                                 25,625,000.00
Class A Controlled Distribution Amount                                                 25,625,000.00
Class A Monthly Principal (Due) [Section 4.09(a)]                                      25,625,000.00
Class A Monthly Principal (Paid)                                                       25,625,000.00
Class A Deficit Controlled Amortization Amount                                                  0.00

Total Available to Pay Class B Monthly Principal                                        3,494,318.18
Class B Controlled Amortization Amount                                                          0.00
Class B Controlled Distribution Amount                                                          0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                                               0.00
Class B Monthly Principal (Paid)                                                                0.00
Class B Deficit Controlled Amortization Amount                                                  0.00

Available Investor Prin. Collecions (after paying A &B)                                 3,494,318.18

Collateral Monthly Principal (Due) [Section 4.09(c)]                                    3,494,318.18
Collateral Monthly Principal (Paid)                                                     3,494,318.18

Series 1994-1 Principal Shortfall                                                       7,374,655.63
Trust Excess Principal Collections                                                              0.00


*** Funding Accounts ***

Principal Funding Account deposit                                                               0.00
Withdraw of Funded Deficit Controlled Amortization Amount                                       0.00
Withdraw of Excess (Paid to Seller)                                                             0.00
Principal Funding Account Balance                                                               0.00

Funded Deficit Controlled Amortization Amount                                                   0.00

[ Class B Principal Funding Account deposits                                                    0.00
 Principal Distributed to Class B Certificateholders                                            0.00
 Class B Principal Funding Account Balance                                           N/A

 Class A Interest Payment/Deposit
   from Collection Account                                                              1,221,458.33
   from Principal Funding Account                                                               0.00
   Paid to Class A Certificateholders                                                   1,221,458.33
   Interest Funding Account Balance                                                             0.00

 Class B Interest Payment/Deposit
   from Collection Account                                                                141,562.50
   from Principal Funding Account                                                               0.00
   Paid to Class B Certificateholders                                                     141,562.50
   Interest Funding Account Balance]                                                            0.00

Class A Investor Charge-Offs                                                                    0.00
Reimbursement of Class A Investor Charge-Offs                                                   0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                            0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                   0.00
Class B Investor Charge-Offs                                                                    0.00
Reimbursement of Class B Investor Charge-Offs                                                   0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                             0.00

Reduction of the Collateral Invested Amount (Other than Collateral CO)                          0.00
Collateral Charge-Offs                                                                          0.00
Reimbursement of Collateral Invested Amount reductions                                          0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                   0.00
Previous month's ending Collateral Invested Amount                                     31,022,727.27
Current Month's ending Collateral Invested Amount                                      27,528,409.09

Unpaid current Allocated Servicing Fee                                                          0.00
Reimbursement of unpaid Allocated Servicing Fee                                                 0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                            0.00

Total Distributions to Class A, B, CIA  (principal and interest and defaults)          31,855,561.81

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                       ****************
Average Principal outstanding based upon additional accounts                         ****************
Principal Receivables outstanding [End of Month]                                     ****************
Finance Charge and Administrative Receivables outstanding                             126,559,007.18

Class A Invested Amount                                                               179,375,000.00
Class B Invested Amount                                                                22,500,000.00
Collateral Invested Amount                                                             27,528,409.09
Invested Amount                                                                       229,403,409.09

Series Adjusted Invested Amount                                                       375,000,000.00
    Revolving or Accumulation Period                                                  375,000,000.00
    Controlled Amortization  Period                                                   375,000,000.00
        Seller Specified Numerator                                                              0.00
        125% Amount                                                                             0.00
    Early Amortization  Period                                                       N/A

Series Required Seller Amount                                                          37,500,000.00
Required Collateral Amount                                                             27,528,409.09
Available Collateral Amount                                                            27,528,409.09

Class A Certificate Balance                                                           179,375,000.00
Class B Certificate Balance                                                            22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                0.00
   Deposit of Excess Collections                                                                0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                               0.00
      To reimburse Class A Investor Charge-Offs                                                 0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                0.00
      To fund the Class B Investor Default Amount                                               0.00
      To reimburse Class B Invested Amount reductions                                           0.00
             Total                                                                              0.00
   Deposit of Collateral Monthly Principal                                              3,494,318.18
   Net Available                                                                        3,494,318.18
   Required Cash Collateral Amount                                                              0.00
   Collateral Surplus                                                                   3,494,318.18
   Cash Collateral Account Surplus                                                      3,494,318.18
   End Balance                                                                                  0.00

Collateral Surplus (Prime)                                                                     (0.00)
Cash Collateral Account Surplus (Prime)                                                        (0.00)


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)                                   171,971.47
                     Excess from allocation model                                       1,770,190.92
                     Earnings on Cash Collateral Account                                        0.00
                     Earnings on Spread Account, principal retention, etc.                      0.00
     Available Non-Principal Funds                                                      1,942,162.39
     Available Principal Funds                                                          3,494,318.18

Interest Due on the CA Investor Principal Balance (rate in fee letter)                    155,943.06
Fees, expenses and other amounts due                                                            0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                     155,943.06
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]                           0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]                 0.00
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA           0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10 (a) (iv)]                 0.00
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]              0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual Interest Holder) [C   1,786,219.33

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section 2.10(b)(i)]       3,494,318.18
          Payment cover remaining CA Investor Charge-offs [CA Section 2.10(b)(ii)]              0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                       0.00
               Payment of unpaid CA Investor Charge-offs                                        0.00
               Payment of unpaid fees, expenses and other amounts                               0.00
          Deposit to the Principal Retention Account (during early am only) [CA Secti           0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual Interest Holder) [C           0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                   0.00
          Payment of CA Investor Charge-offs                                                    0.00
          Payment of fees, expenses and other amounts                                           0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to            0.00
          Excess Spread Amount over Spread Cap                                                  0.00

Current Excess Spread                                                                   1,786,219.33
Monthly Excess Spread Percentage                                                                8.29%
Bi-Monthly Excess Spread Percentage                                                            10.78%
Quarterly Excess Spread Percentage                                                             12.06%
Semi-Annual Excess Spread Percentage                                                           11.83%
CA Investor Interest                                                                   31,022,727.27
CA Investor Target Invested Amount                                                     27,528,409.09
CA Investor Principal Balance                                                          27,528,409.09
CA Investor Invested Amount                                                            27,528,409.09
CA Investor Charge-offs                                                                         0.00
CA Investor Percentage (after dist. this month)                                               100.00%

CA Residual Interest (after dist. this month)                                                   0.00
CA Residual Invested Amount (after dist. this month)                                            0.00
CA Residual Target                                                                              0.00

Spread Account
     Overall Spread Account Cap                                                                 0.00
          Merchant Concentration Spread Account Cap                                             0.00
          Quarterly Excess Spread Cap                                                           0.00
     Spread Account Withdrawls                                                                  0.00
     Spread Account Deposits - calculated                                                       0.00
     Spread Account Amount - calculated                                                         0.00
     Spread Account Deficiency                                                                  0.00

    Spread Account Amount (actual deposit/withdrawal  based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and What Should Have Been
   Spread Account Deposit/Withdrawal  Adjustment
   Spread Account Amount (based on old incorrect model)



     Principal Retention Account                                                                0.00
     Non-Principal Retention Account                                                            0.00

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1

                                                                                           20-Sep-96
*****************************************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                               87.303333
   2. Principal distribution per $1,000 interest                                           83.333333
   3. Interest distribution per $1,000 interest

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                          ****************
      (b) Collections of Finance Charge & Administrative Receivables                 ****************
      (c) Collections of Principal                                                   ****************

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                     79.2967033%
      (b) Principal Allocation Percentage                                                 52.9077931%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                         0.000000
      (b) Total amount on deposit in Principal
          Funding Account                                                                   0.000000

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)                                           ****************
                                    (%)                                                         4.17%
      (b) 60 - 89 days (Del Stat 2) -- ($)                                           ****************
                                     (%)                                                        1.85%
      (c) 90+ days (Del Stat 3+) -- ($)                                              ****************
                                               (%)                                              5.91%

   5. Class A Investor Default Amount                                                 952,552.700000


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                          0.000000
      (b) The amount of Item 6(a) per $1,000 interest                                       0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                              0.000000
      (d) The amount of Item 6(c) per $1,000 interest                                       0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                                        479,403.410000

   8. Deficit Controlled Amortization Amount for such Payment Date                          0.000000

C. Class A Pool Factor                                                                   0.583333333

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                    ****************

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                        ****************

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                      ****************

   2. Available Collateral Invested Amount as of the end of the Payment Date         ****************

*****************************************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1

*****************************************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                6.291667
   2. Principal distribution per $1,000 interest                                            0.000000
   3. Interest distribution per $1,000 interest                                             6.291667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                           114,286,878.14
      (b) Collections of FC&A                                                          25,420,603.14
      (c) Collections of Principal                                                     88,866,275.00

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                                      8.7032967%
      (b) Principal Allocation Percentage                                                 52.9077931%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                                           NA
      (b) Total amount on deposit in Principal
          Funding Account                                                                         NA

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)                                             61,709,543.63
                                    (%)                                                         4.17%
      (b) 60 - 89 days (Del Stat 2) -- ($)                                             27,403,078.20
                                     (%)                                                        1.85%
      (c) 90+ days (Del Stat 3+) -- ($)                                                87,507,538.76
                                               (%)                                              5.91%

   5. Class B Investor Default Amount                                                     104,548.47


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                                          0.00
      (b) The amount of Item 6(a) per $1,000 interest                                           0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                                             0.00
      (d) The amount of Item 6(c) per $1,000 interest                                           0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                                    0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                                   0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                                          0.00%

   8. Available Collateral Invested Amount                                             27,528,409.09

   9. Deficit Controlled Amortization Amount for such Payment Date                              0.00

C. Class B Pool Factor                                                                   1.000000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                    ****************

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                         126,559,007.18

*****************************************************************************************************




Household Finance Corporation
HRSI Funding, Inc.                                                                            Aug-96
Household Private Label Credit Card Master Trust II, Series 1994-2                         20-Sep-96


*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                                8.001%
   Annualized Gross Cash Yield                                                                21.519%
   Annualized Default Rate                                                                     5.011%
   Annualized Portfolio Yield                                                                 16.508%

Delinquency status of accounts:
   30 - 59 days (Del Stat 1) ($)                                                       61,709,543.63
   30 - 59 days (Del Stat 1) (%)                                                                4.17%
   60 - 89 days (Del Stat 2) ($)                                                       27,403,078.20
   60 - 89 days (Del Stat 2) (%)                                                                1.85%
   90+ days (Del Stat 3+)($)                                                           87,507,538.76
   90+ days (Del Stat 3+)(%)                                                                    5.91%
        Total ($)                                                                     176,620,160.59
        Total (%)                                                                              11.93%

Collections
   Principal (discount applied)                                                        88,866,275.00
   Finance Charge (discount applied)                                                   24,558,428.62
   Other                                                                                        0.00
   Allocated Recoveries                                                                   862,174.52
   Total                                                                              114,286,878.14

Aggregate Principal Shortfalls for Group 1                                                      0.00

Adjustment Payments                                                                             0.00
Transfer Deposit Amount                                                                         0.00

Charge-Off Activity
   Defaulted Receivables                                                                5,920,019.35
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                   0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                   0.00
   Defaulted Amount                                                                     5,920,019.35

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                      6,897,083.40
Investor Defaulted Amount                                                               1,566,075.80
Series Adjusted Portfolio Yield                                                               17.059%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                               82.0000000%
Fixed Class A Invested Percentage                                                         82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]                                        1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                        0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                             0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                     0.00
Class A Investor Default Amount                                                         1,284,182.16
Allocable Servicing Fee (Due) [Section 3]                                                 625,000.00
Previously unpaid Allocable Servicing Fee                                                       0.00

Class A Required Amount [Section 4.10 (a)]                                                      0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                          0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                  0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                  0.00
     Total ("Funded Class A Required Amount")                                                   0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                       5,655,608.39
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                               1,747,676.23
Funded Class A Required Amount                                                                  0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4           0.00
Total Available for Class A Invested Percentage Allocations                             3,907,932.16

Class A Monthly Interest (Paid)                                                         1,998,750.00
Overdue Class A Monthly Interest (Paid)                                                         0.00
Class A Additional Interest (Paid)                                                              0.00
Overdue Class A Additional Interest (Paid)                                                      0.00
Reimb. of Class A Investor Default Amount (Paid)                                        1,284,182.16
Allocable Servicing Fee (Paid)                                                            625,000.00
Previously unpaid Allocable Servicing Fee (Paid)                                                0.00

Class A Interest Shortfall                                                                      0.00
Class A Additional Interest Shortfall                                                           0.00
                                                                                                0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                                6.0000000%
Fixed Class B Invested Percentage                                                          6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]                                          150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                        0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                             0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                     0.00
Class B Investor Default Amount                                                            93,964.55

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest                                 0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                             0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                   0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amo           0.00
     Total Funded                                                                               0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                        93,964.55
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                   0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amo           0.00
     Total Funded                                                                          93,964.55
                                                                                                   0
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                         413,825.00
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                 263,825.00
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:                                0.00
Funded Class B Default Amount                                                              93,964.55
Total Available for Class B Floating Allocations                                          243,964.55

Class B Monthly Interest (Paid)                                                           150,000.00
Overdue Class B Monthly Interest (Paid)                                                         0.00
Class B Additional Interest (Paid)                                                              0.00
Overdue Class B Additional Interest (Paid)                                                      0.00
Reimbursement Class B Investor Default Amount (Paid)                                       93,964.55

Class B Interest Shortfall                                                                      0.00
Class B Addtional Interest Shortfall                                                            0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                            12.0000000%
Fixed Collateral Invested Percentage                                                      12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                       249,453.13
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                     0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                          0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                  0.00
Collateral Investor Default Amount                                                        187,929.10

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]                    827,650.01
Amount that constitutes Excess FC&A [Section 4.11(b-1)]                                   827,650.01
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount [Section 4.13     187,929.10
Total Available for Collateral Invested Percentage Allocations                            187,929.10

Collateral Monthly Interest (Paid)                                                        249,453.13
Overdue Collateral Monthly Interest (Paid)                                                      0.00
Collateral Additional Interest (Paid)                                                           0.00
Overdue Collateral Additional Interest (Paid)                                                   0.00
Reimbursement of Collateral Default Amount (Paid)                                         187,929.10

Collateral Interest Shortfall                                                                   0.00
Collateral Additional Interest Shortfall                                                        0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap                                                                    6.4375000%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)                             249,453.13
    Series 1994-2 Monthly Interest                                                      2,398,203.13

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                             1,747,676.23
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                               263,825.00
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]                     827,650.01
         Total                                                                          2,839,151.24
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                      0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                       0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]                93,964.55
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                 0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]                            249,453.13
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(g           0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]                     187,929.10
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(i)]              0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                                  0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]                    2,307,804.46

Subordinated Principal Collections [Section 4.15]                                       4,231,546.65
   Allocated to Class A Required Amount [Section 4.15(a)]                                       0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                     0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount                                           N/A
    Accumulation Period Amount                                                       N/A
    Accumulation Period Length                                                       N/A
         Accumulation Period?                                                        NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test                          Not Triggered
   Other Amortization Events                                                         Not Triggered
Transaction Period                                                                   REVOLVING

Principal Allocation Percentage                                                           52.9077931%

Available Investor Principal Collections
     Investor Principal Collections                                                    22,065,708.09
     Subordinated Principal Collections                                                         0.00
     Series Allocable Miscellaneous Payments                                                    0.00
     Series 1994-2 Excess Principal Collections                                                 0.00
     [Subordinated Series Reallocated Principal Collections]                                    0.00
  Available Investor Principal Collections                                             22,065,708.09

Collateral Principal Collections                                                        3,008,960.20

Class A Controlled Amortization Amount                                                          0.00
Class A Controlled Distribution Amount                                                          0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                                               0.00
Class A Monthly Principal (Paid)                                                                0.00
Class A Deficit Controlled Amortization Amount                                                  0.00

Total Available to Pay Class B Monthly Principal                                       22,065,708.09
Class B Controlled Amortization Amount                                                          0.00
Class B Controlled Distribution Amount                                                          0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                                               0.00
Class B Monthly Principal (Paid)                                                                0.00
Class B Deficit Controlled Amortization Amount                                                  0.00

Available Investor Prin. Collecions (after paying A &B)                                22,065,708.09

Collateral Monthly Principal (Due) [Section 4.09(c)]                                            0.00
Collateral Monthly Principal (Paid)                                                             0.00

Series 1994-2 Principal Shortfall                                                               0.00
Trust Excess Principal Collections                                                     25,074,668.29


*** Funding Accounts ***

Principal Funding Account deposit                                                               0.00
Withdraw of Funded Deficit Controlled Amortization Amount                                       0.00
Withdraw of Excess (Paid to Seller)                                                             0.00
Principal Funding Account Balance                                                               0.00

Funded Deficit Controlled Amortization Amount                                                   0.00

[ Class B Principal Funding Account deposits                                                    0.00
 Principal Distributed to Class B Certificateholders                                            0.00
 Class B Principal Funding Account Balance                                           N/A

 Class A Interest Payment/Deposit
   from Collection Account                                                              1,998,750.00
   from Principal Funding Account                                                               0.00
   Paid to Class A Certificateholders                                                   1,998,750.00
   Interest Funding Account Balance                                                             0.00

 Class B Interest Payment/Deposit
   from Collection Account                                                                150,000.00
   from Principal Funding Account                                                               0.00
   Paid to Class B Certificateholders                                                     150,000.00
   Interest Funding Account Balance]                                                            0.00

Class A Investor Charge-Offs                                                                    0.00
Reimbursement of Class A Investor Charge-Offs                                                   0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                            0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                   0.00
Class B Investor Charge-Offs                                                                    0.00
Reimbursement of Class B Investor Charge-Offs                                                   0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                             0.00

Reduction of the Collateral Invested Amount (Other than Collateral CO)                          0.00
Collateral Charge-Offs                                                                          0.00
Reimbursement of Collateral Invested Amount reductions                                          0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                   0.00
Previous month's ending Collateral Invested Amount                                     45,000,000.00
Current Month's ending Collateral Invested Amount                                      45,000,000.00

Unpaid current Allocated Servicing Fee                                                          0.00
Reimbursement of unpaid Allocated Servicing Fee                                                 0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                            0.00

Total Distributions to Class A, B, CIA  (principal and interest and defaults)           3,964,278.94

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                       ****************
Average Principal outstanding based upon additional accounts                         ****************
Principal Receivables outstanding [End of Month]                                     ****************
Finance Charge and Administrative Receivables outstanding                             126,559,007.18

Class A Invested Amount                                                               307,500,000.00
Class B Invested Amount                                                                22,500,000.00
Collateral Invested Amount                                                             45,000,000.00
Invested Amount                                                                       375,000,000.00

Series Adjusted Invested Amount                                                       375,000,000.00
    Revolving or Accumulation Period                                                  375,000,000.00
    Controlled Amortization  Period                                                  N/A
        Seller Specified Numerator                                                              0.00
        125% Amount                                                                             0.00
    Early Amortization  Period                                                       N/A

Series Required Seller Amount                                                          37,500,000.00
Required Collateral Amount                                                             45,000,000.00
Available Collateral Amount                                                            45,000,000.00

Class A Certificate Balance                                                           307,500,000.00
Class B Certificate Balance                                                            22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                0.00
   Deposit of Excess Collections                                                                0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                               0.00
      To reimburse Class A Investor Charge-Offs                                                 0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                0.00
      To fund the Class B Investor Default Amount                                               0.00
      To reimburse Class B Invested Amount reductions                                           0.00
             Total                                                                              0.00
   Deposit of Collateral Monthly Principal                                                      0.00
   Net Available                                                                                0.00
   Required Cash Collateral Amount                                                              0.00
   Collateral Surplus                                                                           0.00
   Cash Collateral Account Surplus                                                              0.00
   End Balance                                                                                  0.00

Collateral Surplus (Prime)                                                                      0.00
Cash Collateral Account Surplus (Prime)                                                         0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)                                   249,453.13
                     Excess from allocation model                                       2,307,804.46
                     Earnings on Cash Collateral Account                                        0.00
                     Earnings on Spread Account, principal retention, etc.                      0.00
     Available Non-Principal Funds                                                      2,557,257.59
     Available Principal Funds                                                                  0.00

Interest Due on the CA Investor Principal Balance (rate in fee letter)                    232,015.63
Fees, expenses and other amounts due                                                            0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                     232,015.63
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]                           0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA Section 2.10 (a)
          Deposit to Non-Principal Retention Account [CA Section 2.10 (a) (iv)]
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]
          Remaining Funds to be Paid to HRSI Funding (CA Residual Interest Holder) [C   2,325,241.96

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section 2.10(b)(i)]               0.00
          Payment cover remaining CA Investor Charge-offs [CA Section 2.10(b)(ii)]              0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                       0.00
               Payment of unpaid CA Investor Charge-offs                                        0.00
               Payment of unpaid fees, expenses and other amounts                               0.00
          Deposit to the Principal Retention Account (during early am only) [CA Secti           0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual Interest Holder) [C           0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                   0.00
          Payment of CA Investor Charge-offs                                                    0.00
          Payment of fees, expenses and other amounts                                           0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to            0.00
          Excess Spread Amount over Spread Cap                                                  0.00

Current Excess Spread                                                                   2,325,241.96
Monthly Excess Spread Percentage                                                                7.44%
Bi-Monthly Excess Spread Percentage                                                             9.74%
Quarterly Excess Spread Percentage                                                             10.95%
Semi-Annual Excess Spread Percentage                                                           11.07%
CA Investor Interest                                                                   45,000,000.00
CA Investor Target Invested Amount                                                     45,000,000.00
CA Investor Principal Balance                                                          45,000,000.00
CA Investor Invested Amount                                                            45,000,000.00
CA Investor Charge-offs                                                                         0.00
CA Investor Percentage (after dist. this month)                                               100.00%

CA Residual Interest (after dist. this month)                                                   0.00
CA Residual Invested Amount (after dist. this month)                                            0.00
CA Residual Target                                                                              0.00

Spread Account
     Overall Spread Account Cap                                                                 0.00
          Merchant Concentration Spread Account Cap                                             0.00
          Quarterly Excess Spread Cap                                                           0.00
     Spread Account Withdrawls                                                                  0.00
     Spread Account Deposits - calculated                                                       0.00
     Spread Account Amount - calculated                                                         0.00
     Spread Account Deficiency                                                                  0.00

    Spread Account Amount (actual deposit/withdrawal  based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and What Should Have Been Deposited/Withdraw
   Spread Account Deposit/Withdrawal Adjustment
   Spread Account Amount (based on old incorrect model)



     Principal Retention Account                                                                0.00
     Non-Principal Retention Account                                                            0.00

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2

                                                                                           20-Sep-96
*****************************************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                6.500000
   2. Principal distribution per $1,000 interest                                            0.000000
   3. Interest distribution per $1,000 interest                                             6.500000

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                           114,286,878.14
      (b) Collections of Finance Charge & Administrative Receivables                   25,420,603.14
      (c) Collections of Principal                                                     88,866,275.00

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                     82.0000000%
      (b) Principal Allocation Percentage                                            N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                  N/A
      (b) Total amount on deposit in Principal
          Funding Account                                                            N/A

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)                                             61,709,543.63
                                    (%)                                                         4.17%
      (b) 60 - 89 days (Del Stat 2) -- ($)                                             27,403,078.20
                                     (%)                                                        1.85%
      (c) 90+ days (Del Stat 3+) -- ($)                                                87,507,538.76
                                               (%)                                              5.91%

   5. Class A Investor Default Amount                                                   1,284,182.16


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                          0.000000
      (b) The amount of Item 6(a) per $1,000 interest                                       0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                              0.000000
      (d) The amount of Item 6(c) per $1,000 interest                                       0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                                            625,000.00

   8. Deficit Controlled Amortization Amount for such Payment Date                              0.00

C. Class A Pool Factor                                                                    1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                    ****************

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                         126,559,007.18

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                        22,500,000.00

   2. Available Collateral Invested Amount as of the end of the Payment Date           45,000,000.00

*****************************************************************************************************

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2

*****************************************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                6.666667
   2. Principal distribution per $1,000 interest                                            0.000000
   3. Interest distribution per $1,000 interest                                             6.666667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                           114,286,878.14
      (b) Collections of FC&A                                                          25,420,603.14
      (c) Collections of Principal                                                     88,866,275.00

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                                      6.0000000%
      (b) Principal Allocation Percentage                                            N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                                           NA
      (b) Total amount on deposit in Principal
          Funding Account                                                                         NA

   4. Delinquent Balances
      (a) 30 - 59 days (Del Stat 1) -- ($)                                             61,709,543.63
                                    (%)                                                         4.17%
      (b) 60 - 89 days (Del Stat 2) -- ($)                                             27,403,078.20
                                     (%)                                                        1.85%
      (c) 90+ days (Del Stat 3+) -- ($)                                                87,507,538.76
                                               (%)                                              5.91%

   5. Class B Investor Default Amount                                                      93,964.55


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                                      0.000000
      (b) The amount of Item 6(a) per $1,000 interest                                       0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                                         0.000000
      (d) The amount of Item 6(c) per $1,000 interest                                       0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                                0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                               0.000000
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                                          0.00%

   8. Available Collateral Invested Amount                                             45,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date                              0.00

C. Class B Pool Factor                                                                    1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                    ****************

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                         126,559,007.18

